                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of report (Date of earliest event reported)        January 29, 2003


                            BARR LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)





    New York                          1-9860                 22-1927534

(State or other jurisdiction        (Commission            (IRS Employer
     of  incorporation)             File Number)         Identification No.)





Two Quaker Road, P.O. Box 2900, Pomona, New York          10970-0519

    (Address of principal executive offices)              (Zip code)


                                 (845) 362-1100

              (Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure.

On January 29, 2003, Barr Laboratories, Inc. (the "Company") filed with the Securities and Exchange Commission (the "Commission") its Quarterly Report on Form 10-Q for the period ended December 31, 2002. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Form 10-Q was accompanied by a certification of Bruce L. Downey, Chairman of the Board and Chief Executive Officer of the Company, and William T. McKee, Chief Financial Officer of the Company, a copy of which is furnished pursuant to this Item 9 as Exhibit 99.1.



Exhibit Number          Exhibit
--------------          -------

     99.1 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BARR LABORATORIES, INC.

Date:  January 29, 2003                 /s/ William T. McKee
                                        -------------------------
                                        William T. McKee
                                        Senior Vice President, Chief Financial
                                        Officer, and Treasurer